As filed with the Securities and Exchange Commission on April 2, 2013

Registration No. 333- 186625

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

to

FORM S-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

WARREN RESOURCES, INC. WARREN RESOURCES OF CALIFORNIA, INC.	Maryland California	11-3024080 33-0980072
Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

Warren Resources, Inc. 1114 Avenue of the Americas New York, NY 10036 (212) 697-9660	Warren Resources of California, Inc. 100 Oceangate Suite 950 Long Beach, CA 90802 (562) 590-0909

(Address, including zip code, and telephone number, including area code, of each registrant’s principal executive offices)

David E. Fleming, Esq.

Senior Vice President, General Counsel and Corporate Secretary

Warren Resources, Inc.

1114 Avenue of the Americas

New York, NY 10036

(212) 697-9660

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Alan L. Talesnick, Esq.

Patton Boggs LLP

California Street, Suite 4900

Denver, Colorado 80202

(303) 830-1776

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered(1)	Proposed maximum offering price per unit(1)(2)	Proposed maximum aggregate offering price(1)(2)	Amount of registration fee(2)
Senior Debt Securities
Subordinated Debt Securities
Common Stock, par value $.0001 per share
Preferred Stock, par value $.0001 per share
Depositary Shares(3)
Warrants
Stock Purchase Contracts
Stock Purchase Units in each case, of Warren Resources, Inc.
Guarantees of Warren Resources of California, Inc. with respect to Debt Securities of Warren Resources, Inc.(4)
TOTAL(4)	$400,000,000	$400,000,000	$400,000,000	$54,560	(5)

(1)   Not specified as to each class of securities to be registered pursuant to General Instruction II.D of Form S-3. Securities registered hereunder may be sold separately, together or in units with other securities registered hereby. Subject to Rule 462(b) under the Securities Act, in no event will the aggregate initial offering price of the securities issued under this Registration Statement exceed $400,000,000 or if any securities are issued in any foreign currencies, composite currencies or currency units, the U.S. dollar equivalent of $400,000,000. Such amount represents the principal amount of any Debt Securities (or issue price, in the case of Debt Securities issued at an original issue discount), and the issue price of any Common Stock, Warrants, Stock Purchase Contracts or any Stock Purchase Units. This Registration Statement includes such presently indeterminate number of securities registered hereunder as may be issuable from time to time upon conversion of, or in exchange for, or upon exercise of, convertible or exchangeable securities as may be offered pursuant to the prospectus filed with this Registration Statement. No separate consideration will be received for any securities registered hereunder that are issued upon conversion of, or in exchange for, or upon exercise of, as the case may be, convertible or exchangeable securities.

(2)   Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) of the rules and regulations under the Securities Act, and exclusive of accrued interest and dividends, if any.

(3)   Each depositary share will be issued under a deposit agreement, will represent an interest in a fractional share or multiple shares of preferred stock and will be evidenced by a depositary receipt. Each unit will be issued under a unit agreement or indenture and will represent an interest in two or more debt securities, warrants or purchase contracts, which may or may not be separable from one another.

(4)   Warren Resources of California, Inc. will not receive separate consideration for the Guarantees with respect to the Debt Securities of Warren Resources, Inc.

(5)   Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Warren Resources, Inc. is filing this Amendment No. 2 to the Registration Statement on Form S-3, initially filed on February 13, 2013 and amended on March 25, 2013 (together, the “Registration Statement”), as an exhibit-only filing to re-file Exhibit 5.1 to the Registration Statement.  Accordingly, this Amendment No. 2 consists solely of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the Exhibit Index, Exhibit 5.1 and the signature page.  No changes have been made to any other portions of the Registration Statement, and they have been omitted from the filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.    Exhibits.

Exhibit No.	Description
1.1††	Form of Underwriting Agreement (Preferred Securities).

1.2††	Form of Underwriting Agreement (Debt Securities).

1.3††	Form of Underwriting Agreement (Equity Securities).

1.4††	Form of Underwriting Agreement (Stock Purchase Contracts).

1.5††	Form of Underwriting Agreement (Stock Purchase Units).

1.6††	Form of Distribution Agreement (Debt Securities).

3.1(5)	Articles of Incorporation of Registrant filed May 20, 2004 (Maryland)

3.2(3)	Bylaws of the Registrant, dated June 2, 2004

3.3(3)	Articles Supplementary (Series A 8% Cumulative Convertible Preferred Stock ($.0001 Par Value) (Maryland)

3.4(3)	Certificate of Correction to Articles Supplementary (Series A 8% Cumulative Convertible Preferred Stock) (Maryland)

3.5(3)	Articles Supplementary (Series A Institutional 8% Cumulative Convertible Preferred Stock ($.0001 Par Value) (Maryland)

3.6(3)	Certificate of Correction to Articles Supplementary (Series A Institutional 8% Cumulative Convertible Preferred Stock) (Maryland)

4.1(5)	Specimen Stock Certificate for Common Stock (Maryland)

4.4(1)	Form of Registration Rights Agreement made as of December 12, 2002, by and between Warren Resources the Investors in the Series A 8% Cumulative Convertible Preferred Stock.

4.5(2)

Form of Subscription and Registration Rights Agreement dated February 3, 2004 by and between Warren Resources, Inc. and the Accredited Investors in Warren Resources, Inc.’s private placement dated January 21, 2004

4.6(3)

Form of Subscription and Registration Rights Agreement dated July 30, 2004 by and between Warren Resources, Inc. and the Accredited Investors in Warren Resources, Inc.’s private placement dated July 9, 2004

4.8††	Form of Designating Amendment for Preferred Securities.

4.9††	Form of Deposit Agreement (including form of depositary receipt).

4.10††	Form of Certificate of Designations of Preferred Stock.

4.11††	Form of Warrant Agreement (Stock) (including form of Warrant).

4.12††	Form of Warrant Agreement (Debt) (including form of Warrant).

4.13††	Form of Stock Purchase Contract Agreement (including Pledge Agreement, if applicable).

4.14††	Form of Stock Purchase Unit Agreement.

4.15†	Form of Indenture (Senior Debt Securities).

4.16†	Form of Indenture (Subordinated Debt Securities).

4.17††	Form of Deposit Agreement.

4.18††	Form of Depositary Receipt (included in Exhibit 4.17).

5.1	Opinion of Patton Boggs LLP

12.1††	Statement regarding the computation of ratios of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends.

21.1(4)	Subsidiaries of the Registrant

23.1†	Consent of Williamson Petroleum Consultants, Inc.

23.2†	Consent of Grant Thornton LLP

23.3	Consent of Patton Boggs LLP (included in Exhibit 5.1).

23.4†	Consent of Netherland Sewell & Associates, Inc.

24.1†	Powers of Attorney (included on signature page of this registration statement).

25.1†	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture (Senior Debt Securities).

25.2†

Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture (Subordinated Debt Securities).

†     Previously filed.

††   To be filed by amendment or as an exhibit to a document to be incorporated or deemed to be incorporated by reference in the Registration Statement.

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K, Commission File No. 000-33275, filed on December 17, 2002.

(2)	Incorporated by reference to the Company’s Current Report on Form 8-K, Commission File No. 000-33275, filed on February 11, 2004.

(3)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, Commission File No. 000-33275, filed on August 16, 2004.

(4)	Incorporated by reference to the Company’s Registration Statement on Form S-1/A, Commission File No. 333-118535, filed December 2, 2004.

(5)	Incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, Commission File No. 000-33275, filed on March 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Warren Resources, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 2nd day of April, 2013.

WARREN RESOURCES, INC.

By:	/s/Philip A. Epstein
Philip A. Epstein,
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities set forth below on April 2, 2013, in multiple counterparts with the effect of one original.

Signatures	Title

/s/ PHILIP A. EPSTEIN	President, Chairman of the Board and Chief Executive Officer (principal executive officer)
Philip A. Epstein

*	Executive Vice President and Chief Financial Officer (principal financial and accounting officer)
Timothy A. Larkin

*	Director
Dominick D’Alleva

*	Director
Chet Borgida

*	Director
Anthony L. Coelho

*	Director
Leonard A. DeCecchis

*	Director
Thomas G. Noonan

*	Director
Espy P. Price

*	Director
Marcus C. Rowland

* By	/s/ PHILIP A. EPSTEIN
Philip A. Epstein,
Attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, Warren Resources of California, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 2nd day of April, 2013.

WARREN RESOURCES, INC.

By:	/s/Philip A. Epstein
Philip A. Epstein,
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities set forth below on April 2, 2013, in multiple counterparts with the effect of one original.

Signatures	Title

/s/ PHILIP A. EPSTEIN	President, Chairman of the Board and Chief Executive Officer (principal executive officer)
Philip A. Epstein

*	Vice President and Treasurer (principal financial and accounting officer)
Timothy A. Larkin

Exhibit Index

Exhibit No.	Description
1.1††	Form of Underwriting Agreement (Preferred Securities).

1.2††	Form of Underwriting Agreement (Debt Securities).

1.3††	Form of Underwriting Agreement (Equity Securities).

1.4††	Form of Underwriting Agreement (Stock Purchase Contracts).

1.5††	Form of Underwriting Agreement (Stock Purchase Units).

1.6††	Form of Distribution Agreement (Debt Securities).

3.1(5)	Articles of Incorporation of Registrant filed May 20, 2004 (Maryland)

3.2(3)	Bylaws of the Registrant, dated June 2, 2004

3.3(3)	Articles Supplementary (Series A 8% Cumulative Convertible Preferred Stock ($.0001 Par Value) (Maryland)

3.4(3)	Certificate of Correction to Articles Supplementary (Series A 8% Cumulative Convertible Preferred Stock) (Maryland)

3.5(3)	Articles Supplementary (Series A Institutional 8% Cumulative Convertible Preferred Stock ($.0001 Par Value) (Maryland)

3.6(3)	Certificate of Correction to Articles Supplementary (Series A Institutional 8% Cumulative Convertible Preferred Stock) (Maryland)

4.1(5)	Specimen Stock Certificate for Common Stock (Maryland)

4.4(1)	Form of Registration Rights Agreement made as of December 12, 2002, by and between Warren Resources the Investors in the Series A 8% Cumulative Convertible Preferred Stock.

4.5(2)

Form of Subscription and Registration Rights Agreement dated February 3, 2004 by and between Warren Resources, Inc. and the Accredited Investors in Warren Resources, Inc.’s private placement dated January 21, 2004

4.6(3)

Form of Subscription and Registration Rights Agreement dated July 30, 2004 by and between Warren Resources, Inc. and the Accredited Investors in Warren Resources, Inc.’s private placement dated July 9, 2004

4.8††	Form of Designating Amendment for Preferred Securities.

4.9††	Form of Deposit Agreement (including form of depositary receipt).

4.10††	Form of Certificate of Designations of Preferred Stock.

4.11††	Form of Warrant Agreement (Stock) (including form of Warrant).

4.12††	Form of Warrant Agreement (Debt) (including form of Warrant).

4.13††	Form of Stock Purchase Contract Agreement (including Pledge Agreement, if applicable).

4.14††	Form of Stock Purchase Unit Agreement.

4.15†	Form of Indenture (Senior Debt Securities).

4.16†	Form of Indenture (Subordinated Debt Securities).

4.17††	Form of Deposit Agreement.

4.18††	Form of Depositary Receipt (included in Exhibit 4.17).

5.1	Opinion of Patton Boggs LLP

12.1††	Statement regarding the computation of ratios of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends.

21.1(4)	Subsidiaries of the Registrant

23.1†	Consent of Williamson Petroleum Consultants, Inc.

23.2†	Consent of Grant Thornton LLP

23.3	Consent of Patton Boggs LLP (included in Exhibit 5.1).

23.4†	Consent of Netherland Sewell & Associates, Inc.

24.1†	Powers of Attorney (included on signature page of this registration statement).

25.1†	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture (Senior Debt Securities).

25.2†

Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture (Subordinated Debt Securities).

†     Previously filed.

††   To be filed by amendment or as an exhibit to a document to be incorporated or deemed to be incorporated by reference in the Registration Statement.

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K, Commission File No. 000-33275, filed on December 17, 2002.

(2)	Incorporated by reference to the Company’s Current Report on Form 8-K, Commission File No. 000-33275, filed on February 11, 2004.

(3)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, Commission File No. 000-33275, filed on August 13, 2003.

(4)	Incorporated by reference to the Company’s Registration Statement on From S-1/A, Commission File No. 333-118535, filed December 2, 2004.

(5)	Incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, Commission File No. 000-33275, filed on March 17, 2005.